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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1998 included in CB Commercial Real Estate Services Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Los Angeles, California
March 27, 1998